Goodwill and Other Intangible Assets	3 Months Ended
Mar. 31, 2015
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

Note 4. Goodwill and Other Intangible Assets

Goodwill

Changes in the carrying amount of the Company's goodwill for the three months ended March 31, 2015, were as follows:

U.S. $ in millions
Goodwill as of December 31, 2014	$1,323.5
Goodwill impairment charges	(150.4)
Goodwill acquired	1.0
Translation differences	(3.0)
Goodwill as of March 31, 2015	$1,171.1

The Company determined that certain indicators of potential impairment existed that required an interim goodwill impairment analysis for all of its reporting units as of March 31, 2015. These indicators included a decrease in the Company's share price and lower than expected revenue growth for the first quarter of 2015, partially due to negative effect of exchange rate differences. With the exception of the MakerBot reporting unit, the Company performed a qualitative assessment for goodwill impairment for each of its reporting units and determined that it was more likely than not that the fair value of each of its reporting units exceeds its carrying value.

For the MakerBot reporting unit, for which the Company recorded an impairment charge of $102.5 million in 2014, the Company determined that certain indicators of potential impairment existed that required an additional interim quantitative assessment for goodwill impairment. These indicators included a decrease in MakerBot product and service revenues in the first quarter of 2015 as compared to the fourth quarter of 2014 and below the Company's previous projections, and lower forecasted profitability due to current trends in the 3D desktop market.

The Company updated its cash flow projections and related assumptions based on the indicators mentioned above and performed the two-step goodwill impairment test. The updated MakerBot reporting unit's impairment analysis performed as part of step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the MakerBot reporting unit exceeds its fair value. As a result, the Company recorded non-tax deductible impairment charge of $150.4 million, in order to reduce the carrying amount of goodwill to its estimated fair value.

When evaluating the fair value of its MakerBot reporting unit, the Company used a discounted cash flow model, which utilized level 3 measures that represent unobservable inputs into the Company's valuation method. Key assumptions used to determine the estimated fair value include: (a) expected future cash flows (including revenue growth rates, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.5% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on of the after-tax weighted average cost of capital which reflects the associated risks of the MarketBot reporting unit's future cash flows.

Keeping all other assumptions constant, a decrease in the growth rate of 1% or an increase of 1% to the discount rate would reduce the fair value of MakerBot reporting unit by approximately an additional $18.9 million and $29.6 million, respectively.

As of March 31, 2015, the remaining goodwill carrying value of the MakerBot reporting unit was $125.1 million.

The Company will continue to monitor its reporting units to determine whether events and changes in circumstances such as significant adverse changes in business climate or operating results, changes in management's business strategy, changes of management's cash flows projections or further significant declines of the Company's share price, warrant further interim impairment testing.

Other Intangible Assets

Other intangible assets consisted of the following:

	March 31, 2015				December 31, 2014
	Gross		Accumulated	Net	Gross		Accumulated	Net
	Carrying	Accumulated	Impairment	Book	Carrying	Accumulated	Impairment	Book
	Amount	Amortization	Loss	Value	Amount	Amortization	Loss	Value
	U.S. $ in thousands
Developed technology	$512,502	$(124,625)	$(41,418)	$346,459	$512,402	$(109,816)	$(11,636)	$390,950
Patents	15,446	(8,554)	-	6,892	15,209	(8,136)	-	7,073
Trademarks and trade names	60,066	(10,958)	-	49,108	60,046	(9,519)	-	50,527
Customer relationships	149,194	(30,585)	(13,423)	105,186	148,338	(26,219)	-	122,119
Non-compete agreements	10,843	(4,638)	-	6,205	10,843	(3,952)	-	6,891
Capitalized software development costs	17,482	(14,710)	-	2,772	17,290	(14,423)	-	2,867
In process research and development	20,679	-	(3,000)	17,679	20,476	-	(3,000)	17,476
	$786,212	$(194,070)	$(57,841)	$534,301	784,604	$(172,065)	$(14,636)	$597,903

Prior to conducting the interim quantitative assessment for goodwill impairment of the MakerBot reporting unit as of March 31, 2015, the Company evaluated the recoverability of the MakerBot reporting unit long-lived assets, including its purchased intangible assets due to a decrease of MakerBot product and service revenues in the first quarter of 2015 as compared to the fourth quarter of 2014 as well as lower forecasted profitability due to current trends in the 3D desktop market. The Company assessed the recoverability of the MakerBot reporting unit intangibles assets based on their projected undiscounted future cash flows expected to result from each intangible asset. Based on the results of the recoverability assessment, the Company determined that the carrying values of certain of the MakerBot reporting unit intangible assets exceeds their undiscounted cash flows projections and therefore were not recoverable and considered to be impaired. For those unrecoverable intangible assets, the Company recorded impairment charges of $43.2 million for the three months ended March 31, 2015, in order to reduce the carrying amount of those intangible assets to their estimated fair value. Impairment charges of $29.8  million related to the MakerBot reporting unit developed technology intangible assets were classified as costs of sales. Impairment charges of $13.4  million related to the MakerBot reporting unit customer relationships intangible assets were classified as selling, general and administrative expenses.

The impairment charges were measured as the difference between the carrying amounts of those intangible assets and their fair values. The fair values of those intangible assets were determined under the income approach, which is based on a discounted cash flow model, which utilized level 3 measures that represent updated revenue projections and profit margins over the expected remaining useful life of the asset, as well as associated relevant risk factor added to the discount rate.

Amortization expense relating to intangible assets for the three-month periods ended March 31, 2015 and 2014 was approximately $22.0 million and $19.0 million, respectively.

As of March 31, 2015, estimated amortization expense relating to intangible assets currently subject to amortization for each of the following periods were as follows:

U.S. $ in thousands
Remainning 9 months of 2015	$58,138
2016	75,852
2017	74,049
2018	71,096
2019	69,966
Thereafter	167,521
Total	$516,622